SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 25, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission              IRS Employer
jurisdiction                        File Number             Identification
of incorporation                                            Number

Delaware                              1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On January 25, 1999 registrant issued a press release entitled Halliburton Reports 1998 Fourth Quarter pertaining, among other things, to an announcement that registrant earned $90 million ($.20 per diluted share) in the 1998 fourth quarter compared to $257 million ($.58 per diluted share) in the 1997 fourth quarter, before inclusion of special charges. Including the 1998 fourth quarter special charges of $24 million after-tax ($.05 per diluted share) to accommodate additional planned personnel reductions and additional facility consolidations, the 1998 fourth quarter's net income was $66 million ($.15 per diluted share). Revenues for the 1998 quarter were $4.3 billion, a five percent decline compared to the year earlier quarter. For the 1998 full year, registrant's net income before special charges was $731 million ($1.67 per diluted share), down seven percent from 1998 while revenues increased seven percent to $17.4 billion. As a result of the merger of registrant and Dresser Industries, Inc. and market driven employment reductions, total 1998 special charges were $746 million after-tax ($1.70 per diluted share). Including such special charges, registrant recorded a $15 million loss for the 1998 full year.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 25, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HALLIBURTON COMPANY




Date:    January 27, 1999          By:  /s/ Susan S. Keith
                                      --------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary






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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 8
                           January 25, 1999
                           Incorporated by Reference






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